EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alex Brecher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of VOIP Talk, Inc. on Form 10-Q for the quarterly period ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of VOIP Talk, Inc. on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of VOIP Talk, Inc.

Date: August 13, 2008	By:	/s/ Alex Brecher
Alex Brecher Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)